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HEIGHTS CAPITAL MANAGEMENT, INC.
425 California Street, Suite 110
San Francisco, CA 94104

    November 30, 2000

Mr. Alan Koslow
Network Commerce Inc.
411 First Avenue South, Suite 200 North
Seattle, WA 98104

    Re: Registration Statement and Conversion Price

Dear Alan:

    This letter will confirm our agreement that:

    1.  Network Commerce Inc. ("NWKC") has agreed to file, within 5 days of the date hereof, a Section 462(b) Registration Statement for the purpose of increasing the number of shares of NWKC common stock previously registered by NWKC on November 22, 2000, on Form S-3 for public resale by Capital Ventures International ("CVI") by 20%, from 11,250,000 shares to 13,500,000 shares. Of the 13,500,000 shares so registered, 12,000,000 shares represent the number of shares issuable to CVI upon conversion of the $20 million principal amount of Convertible Notes, and all accrued interest thereon from the date of issuance through November 22, 2000, purchased by CVI from NWKC pursuant to the Securities Purchase Agreement dated September 28, 2000.

    2.  NWKC shall have no further obligation pursuant to Section 2(c) of the Registration Rights Agreement to register additional shares of its common stock for resale by CVI above the 13,500,000 shares referenced in Paragraph 1 above, unless an adjustment to the Conversion Price of the Notes shall occur pursuant to Article VII of the Notes, and shall not be liable to CVI for penalties under Section 2(c) of the Registration Rights Agreement resulting solely from its failure to register 100% of the Registrable Securities (as such term is defined in the Registration Rights Agreement); provided, however, that all other obligations, set froth in the Securities Purchase Agreement, the Registration Rights Agreement, the Notes and the Warrants, of NWKC with respect to the Registration Statement shall remain in full force and effect.

    3.  The Conversion Price of the $20,000,000 principal amount of Convertible Notes purchased by CVI from NWKC pursuant to the Securities Purchase Agreement is reduced from $7.50 to $1.682, subject to further adjustment as provided in the Notes.

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    Please indicate your consent and agreement with the foregoing by executing the enclosed copy of this letter where indicated below and returning the same to my attention.

CAPITAL VENTURES INTERNATIONAL
BY: HEIGHTS CAPITAL MANAGEMENT, INC., ITS AUTHORIZED AGENT
		By:	/s/ ANDREW FROST Name: Andrew Frost Title: President, Heights Capital Management, Inc.
CONSENTED AND AGREED THIS 30 DAY OF NOVEMBER, 2000:
NETWORK COMMERCE INC.
By:	/s/ ALAN KOSLOW Name: Alan Koslow Title: Chief Financial Officer

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HEIGHTS CAPITAL MANAGEMENT, INC. 425 California Street, Suite 110 San Francisco, CA 94104